                                                                    EXHIBIT 10.5

                            ASSIGNMENT OF SECURITIES

         This Assignment of Securities ("Assignment") is entered into as of June 26, 2000, by and between HMTF Bridge MC I, LLC, a Delaware limited liability company (the "Assignor"), and HM4 Metrocall Qualified Fund, LLC, a Delaware limited liability company, HM4 Metrocall Private Fund, LLC, a Delaware limited liability company, HM PG-IV Metrocall, LLC, a Delaware limited liability company, HM 4-SBS Metrocall Coinvestors, LLC, a Delaware limited liability company, and HM 4-EQ Metrocall Coinvestors, LLC, a Delaware limited liability company (collectively, the "Assignees").

                                    RECITALS

         A. Assignor entered into that certain Common Stock Purchase Agreement, dated as of February 2, 2000 (the "Purchase Agreement"), by and between Assignor and Metrocall, Inc. (the "Company"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         B. On the terms of the Purchase Agreement, Assignor agreed to purchase, and the Company agreed to sell, 7,822,422 shares of the Company's Common Stock (the "Purchased Securities"). Pursuant to that certain Assignment of Rights Under Series A Preferred Stock Purchase Agreement, dated February 17, 2000 ("Assignment of Rights"), by and between Assignor and the Assignees, Assignor assigned all of its rights, titles, and interests in, to, and under the Purchase Agreement with respect to 3,911,211 of the Purchased Securities.

         C. Assignor now desires to sell and assign to Assignees all of Assignor's rights, titles, and interests in, to, and under the Purchase Agreement, including its rights, titles, and interests under the Option Agreement, with respect to the remaining 3,911,211 shares of the Purchased Securities in the proportions reflected on Exhibit A attached hereto.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants of Assignees hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ASSIGNMENT. Assignor hereby sells, assigns, transfers, and conveys to each Assignee and its respective successors and assigns the percentage of Assignor's rights, titles, interests, and obligations in, to, and under the Purchase Agreement as set forth opposite such Assignee's name on Exhibit A (including, without limitation, the right to amend, terminate, supplement, and extend the Purchase Agreement, collectively the "Contract Rights").

         2. ASSUMPTION. Each Assignee hereby agrees to assume and timely perform all Contract Rights of the Assignor hereby sold, assigned, transferred, and conveyed to such Assignee. Except as expressly set forth in this Assignment, Assignees do not hereby assume or agree to pay any other liabilities or obligations of Assignor of any nature whatsoever.

         3. TITLE TO CONTRACT RIGHTS. Assignor hereby binds itself, its successors, and assigns to warrant and forever defend, all and singular, title to the Contract Rights unto Assignees and their respective successors and assigns against every person lawfully claiming or to claim the same or any part thereof. Assignor warrants to each Assignee that it is conveying good title to the Contract Rights free and clear of all Liens.

         4. POWER OF ATTORNEY. Assignor hereby constitutes and appoints each Assignee as Assignor's true and lawful attorney, with full power of substitution, for it and in its name, place, and stead, but on behalf of and for the benefit of such Assignee, to demand and receive from time to time any and all Contract Rights and to get receipts and releases for and in respect of the same or any part thereof and to do all and any such acts and things in relation thereto as such Assignee shall deem advisable.

         5. FURTHER ASSURANCES. Assignor, for itself and its successors and assigns, hereby covenants and agrees with Assignees that Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney, and assurances that may be required to assure, convey, transfer, confirm, and vest unto Assignees any and all of the Contract Rights and to aid and assist Assignees in collecting and reducing the Contract Rights to possession.

         6. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                    ASSIGNOR:

                                    HMTF BRIDGE MC I, LLC


                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    ASSIGNEES:

                                    HM4 METROCALL QUALIFIED FUND, LLC



                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                                    HM4 METROCALL PRIVATE FUND, LLC


                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------




                  [SIGNATURE PAGE TO ASSIGNMENT OF SECURITIES]

                                    HM PG-IV METROCALL, LLC


                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                                    HM 4-SBS METROCALL COINVESTORS, LLC


                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                                    HM 4-EQ METROCALL COINVESTORS, LLC


                                    By: /s/ David W. Knickel
                                       ----------------------------------------
                                    Name: David W. Knickel
                                          -------------------------------------
                                    Title: Vice President
                                          -------------------------------------




                  [SIGNATURE PAGE TO ASSIGNMENT OF SECURITIES]

                                   EXHIBIT A

                            ASSIGNMENT OF SECURITIES


                                                               SHARES OF               NUMBER OF               NUMBER OF
                                          PERCENTAGE          COMMON STOCK         SHARES PURSUANT TO      SHARES PURSUANT TO
                     ASSIGNEE             TRANSFERRED        TO BE ACQUIRED            OPTION I                OPTION II
                     --------             -----------        --------------            --------                ---------

HM4 Metrocall Qualified Fund, LLC          90.994792%          3,558,998               3,791,450               5,687,175
                                                                                                              [9,478,625(a)]
HM4 Metrocall Private Fund, LLC             0.644644%             25,213                  26,860                  40,290
                                                                                                                 [67,150(a)]
HM PG-IV Metrocall, LLC                     4.844421%            189,476                 201,851                 302,776
                                                                                                                [504,627(a)]
HM 4-SBS Metrocall Coinvestors, LLC         2.179044%             85,227                  90,793                 136,190
                                                                                                                [226,893(a)]
HM 4-EQ Metrocall Coinvestors, LLC          1.337099%             52,297                  55,712                 83,5698
                                                                                                                [139,281(a)]
Total                                       100.0000%          3,911,211               4,166,666               6,250,000
                                                                                                             [10,416,666(a)]

(a) Represents the number of shares to be acquired under Option II if Option I has not been exercised.